EXHIBIT 10.17


                            STOCK PURCHASE AGREEMENT
                            ------------------------
                                  By and Among

                               BLUECORAL LIMITED,

                           WINNCOM TECHNOLOGIES CORP.

                                       and

                          ARC WIRELESS SOLUTIONS, INC.

                                   Dated as of

                                  July 28, 2006

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                            STOCK PURCHASE AGREEMENT
                            ------------------------

This Stock Purchase Agreement (this "Agreement") is entered into as of July 28, 2006 by and among Bluecoral Limited, a private company organized under the laws of Ireland ("Buyer"), ARC Wireless Solutions, Inc., a Utah corporation (the "Owner") and Winncom Technologies Corp., a Maryland corporation (the "Company").

                                    RECITALS
                                    --------

          WHEREAS, the Company is engaged in the business of marketing, distributing, and servicing wireless components and network solutions in support of both voice and data applications (the "Business");

          WHEREAS, Owner is the sole owner, free and clear of all adverse claims, of 100% of the issued and outstanding shares of common stock of the Company (the "Interests");

          WHEREAS, in order to induce Buyer to enter into this Agreement, Company has agreed to certain obligations pursuant to the terms and conditions of this Agreement; and

          WHEREAS, Owner desires to sell to Buyer the Interests, upon the terms and subject to the conditions set forth herein, and, subject to certain agreements by Owner as set forth in this Agreement, Buyer desires to purchase the Interests from Owner, subject to the terms, conditions, and agreements set forth herein.

          NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following terms and conditions.

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     "Accounts Receivable" shall have the meaning set forth in Section 5.1.

     "Affiliate" of a Person shall mean any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. When used in connection with any Person who is an individual, "Affiliate" shall include any member of such Person's family, whether by birth or marriage, within one generation.

     "Basket" shall have the meaning set forth in Section 8.2(c).

     "Business" shall have the meaning set forth in the Recitals.

     "Business Day" shall mean any day when the Federal Reserve Bank of New York is open for business.

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     "Buyer" shall have the meaning set forth in the preamble in this Agreement.

     "Buyer Damages" shall have the meaning set forth in Section 8.2(a).

     "Buyer Indemnified Parties" shall mean Buyer and its successors, assigns, Affiliates and the agents and employees of any of them.

     "Claims" shall mean all demands, claims, actions or causes of action, assessments, complaints, directives, citations, information requests issued by government authority, legal proceedings, orders, notices of potential responsibility, losses, all damages or whatever nature (including, without limitation, diminution in value and lost profits), liabilities, sanctions, costs and expenses, including, without limitation, interest, penalties and attorneys' and experts' fees and disbursements.

     "Closing" shall have the meaning set forth in Section 2.3.

     "Closing Date" shall have the meaning set forth in Section 2.3.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company" shall have the meaning set forth in the preamble.

     "Contract(s)" shall mean all written contracts, agreements, indentures, licenses, leases, commitments, arrangements, sales orders and purchase orders of every kind.

     "Debt" shall mean, with respect to the Company, (a) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices that are not secured by a Lien on any asset of such Company), (b) any other indebtedness which is evidenced by a credit facility, note, bond, debenture or similar instrument, (c) all obligations with respect to acceptances issued or created for the account of such Company, (d) all obligations for payments relating to non-compete agreements, (e) all obligations relating to any prior merger or acquisition of equity or assets, (f) severance or similar payments relating to the termination of employment contracts, (g) any indebtedness evidenced by capital leases, (h) any amounts payable to the Company's shareholders, officers, or Affiliates, (j) any change of control payments and (k) any amounts related to intercompany balances.

     "Disclosure Schedule" shall mean the disclosure schedule delivered to Buyer by Owner and attached hereto.

     "Dollars" and "$" shall mean United States dollars.

     "Employee Benefit Plan" shall mean any (a) Employee Pension Benefit Plan (including any Multiemployer Plan), (b) Employee Welfare Benefit Plan, or (c) other benefit or fringe benefit or perquisite plan, policy or program sponsored or maintained by either Company or any ERISA Affiliate for the benefit of any current or former employee, member or manager at or prior to the Closing.

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     "Employee Pension Benefit Plan" shall have the meaning set forth in Section
3(2) of ERISA.

     "Employee Welfare Benefit Plan" shall have the meaning set forth in Section 3(1) of ERISA.

     "Environmental Claims" shall mean all Claims pursuant to Environmental Laws, including but not limited to, those based on, arising out of or otherwise relating to: (i) the Remediation, presence or Release of, or exposure to, Hazardous Materials or other environmental conditions initiated, existing or occurring prior to the Closing Date at, on, under, above, from, or about any Real Property or any real properties formerly owned, leased or operated by the Company or any of its predecessors or Affiliates; (ii) the off-site Release, treatment, transportation, storage or disposal prior to the Closing Date of Hazardous Materials originating from either Company's assets or business; or
(iii) any violations of Environmental Laws by either Company prior to the Closing Date, including reasonable expenditures necessary to cause such Company to be in compliance with or resolve violations of Environmental Laws.

     "Environmental Laws" shall mean any Laws (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act), including any plans, other criteria, or guidelines promulgated pursuant to such Laws, now or hereafter in effect relating to the Remediation, generation, production, installation, use, storage, treatment, transportation, Release, threatened Release, or disposal of Hazardous Materials, or noise control, or the protection of human health, safety, natural resources, animal health or welfare, or the environment.

     "Environmental Permits" shall mean any permits, licenses, certificates and approvals required under any Environmental Law.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "ERISA Affiliate" shall mean any business or entity which is a member of the same "controlled group of corporations," under "common control" or an "affiliated service group" with an entity within the meanings of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the entity under Section 414(o) of the Code, or is under "common control" with the entity, within the meaning of Section 4001(a)(14) of ERISA.

     "Escrow Agent" shall mean Consumer Title Services, LLC or such other Person as the parties hereto may select.

     "Escrow Agreement" shall have the meaning set forth in Section 2.4.

     "Financial Statements" shall have the meaning set forth in Section 3.6

     "GAAP" shall mean United States generally accepted accounting principles, consistently applied.

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     "Governmental Authority" shall mean any agency, public or regulatory authority, instrumentality, department, commission, court, ministry, tribunal or board of any government, whether foreign or domestic and whether national, federal, provincial, state, regional, local or municipal.

     "Governmental Authorization" shall mean any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under Governmental Authority or pursuant to any Laws.

     Hazardous Materials" shall mean any wastes, substances, radiation, or materials (whether solids, liquids or gases): (i) which are hazardous, toxic, infectious, explosive, radioactive, carcinogenic, or mutagenic; (ii) which are or become defined as "pollutants," "contaminants," "hazardous materials," "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," "solid wastes," or other similar designations in, or otherwise subject to regulation under, any Environmental Laws; (iii) the presence of which on the Real Property cause or threaten to cause a nuisance pursuant to applicable statutory or common law upon the Real Property or to adjacent properties; (iv) which contain without limitation polychlorinated biphenyls
(PCBs), asbestos or asbestos-containing materials, lead-based paints, urea-formaldehyde foam insulation, or petroleum or petroleum products (including, without limitation, crude oil or any fraction thereof); or (v) which pose a hazard to human health, safety, natural resources, employees, or the environment.

     "Interests" shall have the meaning set forth in the Recitals.

     "Knowledge" with respect to any particular representation or warranty contained in this Agreement shall mean the actual knowledge or conscious awareness, after due inquiry, of a Person. Notwithstanding anything to the contrary herein, when used to apply to the "Knowledge" of Owner, "Knowledge" shall mean the actual knowledge or conscious awareness, after due inquiry, of the chief executive officer, chief financial officer, or other management level employees of Owner except for Gregory E. Raskin, and shall not include actual knowledge or conscious awareness, after due inquiry, of Gregory E. Raskin or of any other employee of the Company.

     "Laws" shall mean statutes, common laws, rules, ordinances, regulations, codes, licensing requirements, orders, judgments, injunctions, decrees, licenses, permits and bylaws of a Governmental Authority.

     "Liabilities" shall mean debts, liabilities, commitments, obligations, duties and responsibilities of any kind and description, whether absolute or contingent, monetary or non-monetary, direct or indirect, known or unknown or matured or unmatured, or of any other nature.

     "Lien" shall mean any security interest, lien, mortgage, charge, pledge, equitable interest, escrow, right of first refusal, sublease, option, license or encumbrance of any nature and in the case of securities any put, call or similar right of a third party with respect to such securities.

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     "Litigation" shall mean any litigation, legal action, arbitration, proceeding, demand, claim or investigation against, affecting or brought by or against either Company or any present or former employees or independent contractors affiliated at any time with such Company relating to the Business, operations, assets or liabilities of such Company.

     "Material Adverse Effect" shall mean, with respect to the same or any similar events, acts, conditions or occurrences, whether individually or in the aggregate, a material adverse effect on or change in (a) the Business, condition (financial or otherwise), operations, prospects, assets or liabilities of the Company, (b) the legality or enforceability against Owner of this Agreement or
(c) the ability of Owner to perform its obligations and to consummate the transactions under this Agreement.

     "Multiemployer Plan" shall have the meaning set forth in Section 3(37) of ERISA.

     "Owner" shall have the meaning set forth in the preamble of this Agreement.

     "Owner's Certificate" shall have the meaning set forth in Section 7.1(b).

     "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, firm, partnership or other entity or government or Governmental Authority.

     "Purchase Price" shall have the meaning set forth in Section 2.2.

     "Real Property" shall have the meaning set forth in Section 3.11(b).

     "Release" means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source (including without limitation, the Real Property and property adjacent to the Real Property) into or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage, or disposal systems.

     "Remediation" means any investigation, clean-up, removal action, remedial action, restoration, repair, response action, corrective action, monitoring, sampling and analysis, installation, reclamation, closure, or post-closure in connection with the suspected, threatened or actual presence or Release of Hazardous Materials.

     "Seller Damages" shall have the meaning set forth in Section 8.2(b).

     "Seller Indemnified Parties" shall mean Owner, its successors, assigns, Affiliates, and agents and employees of any of them.

     "Subsidiary(ies)" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are, at the time the representation is made, directly or indirectly owned by the Person in question.

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     "Taxes" shall mean all federal, state, local, foreign and other taxes, charges, fees, duties, levies, penalties or other assessments, including, without limitation, income, gross receipts, excise, profits, value added, real and personal property, sales, use, transfer, severance, stamp, occupation, disability, license, payroll, withholding, social security, franchise, gains, built in gains, unemployment insurance, workers' compensation, employer health tax or other taxes, including, without limitation, amounts payable in connection with applicable escheat laws, imposed by any Governmental Authority from time to time and shall include any interest, penalties or additions to tax attributable to any of the foregoing, whether disputed or not, including, without limitation, any liability for Taxes as a transferee or successor, by contract or otherwise.

     "Tax Return" shall mean all returns, declarations, reports, forms, estimates, information returns, statements or other documents (including any related or supporting information) filed or required to be filed with or supplied to any Governmental Authority in connection with any Taxes.

     "United States Accounts Receivable" shall have the meaning set forth in
Section 3.8.

     "United States Contracts" shall mean all Contracts that have a governing law provision pursuant to which the governing law of such Contract is a jurisdiction within the United States of America.

     "United States Governmental Authorizations" shall mean all Governmental Authorizations of any Governmental Authority located within the United States of America.

     "United States Laws" shall mean all Laws of all jurisdictions within the United States of America.

     Section 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" even if not followed actually by such phrase unless the context expressly provides otherwise. All references herein to Articles, Sections, paragraphs, Annexes, Exhibits and Disclosure Schedules shall be deemed references to this Agreement unless the context shall otherwise require. Unless otherwise expressly defined, terms defined in the Agreement shall have the same meanings when used in any Annex, Exhibit or Disclosure Schedule and terms defined in any Annex, Exhibit or Disclosure Schedule shall have the same meanings when used in the Agreement or in any other Annex, Exhibit or Disclosure Schedule. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. If any date referenced herein as a day on which any payment or notice required by this Agreement is due falls on a day which is not a Business Day, such payment or notice shall be deemed due on the next Business Day.

                                      -7-

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                                   ARTICLE II
                                   ----------

                         PURCHASE AND SALE OF INTERESTS
                         ------------------------------

     Section 2.1 Transfer of Interests. On the Closing Date and subject to the terms and conditions set forth in this Agreement, Owner shall sell, convey, assign, transfer and deliver the Interests to Buyer, free and clear of all Liens. At Closing, Owner shall deliver to Buyer certificates representing the Interests, if any, duly endorsed (or accompanied by duly executed powers of attorney) for transfer to the Buyer.

     Section 2.2 Purchase Price. In consideration for the Interests, Buyer shall pay Owner an aggregate purchase price of $17,000,000 (the " Purchase Price").

     Section 2.3 Closing. The consummation of the transactions and the delivery of related documents, instruments and agreements provided for in this Agreement (the "Closing") shall take place by electronic means on a date to be specified by the parties after satisfaction or waiver of all of the conditions set forth in Article VI below (the "Closing Date"). The Closing shall be deemed to be effective as of 12:01 a.m. Colorado Time on the Closing Date.

     Section 2.4 Escrow. Concurrent with the execution of this Agreement, Buyer will deliver to the Escrow Agent, under an escrow agreement substantially in the form of Exhibit A attached hereto (the "Escrow Agreement") which the Escrow Agent, Owner and Buyer shall enter into concurrent with the execution of this Agreement, the Purchase Price.

                                   ARTICLE III
                                   -----------

                     REPRESENTATIONS AND WARRANTIES OF OWNER
                     ---------------------------------------

     Owner represents and warrants to Buyer that:

     Section 3.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has no Subsidiaries nor any ownership interest in any corporation, limited liability company, joint venture, partnership or other entity. The Company has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign entity in good standing in the jurisdictions in which the ownership, lease or operation of its property or the conduct of its business requires such qualification.

     Section 3.2 Authorization, Etc. Owner has full power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. Except as set forth on Section 3.2 of the Disclosure Schedule, no proceedings, approvals or other action on the part of

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


either Company or Owner is necessary to approve and authorize the execution, delivery and performance by Owner of this Agreement and the documents and instruments contemplated hereby or the consummation by either Company or Owner of the transactions contemplated hereby or thereby. This Agreement constitutes a legal, valid and binding agreement of Owner enforceable against Owner in accordance with its terms.

     Section 3.3 No Approvals or Conflicts. Except as set forth on Section 3.3 of the Disclosure Schedule, neither the execution, delivery nor performance by Owner of this Agreement nor the consummation by either Company, or Owner of the transactions contemplated hereby will (a) violate, conflict with or result in a breach of any provision of the articles of incorporation, by-laws, articles of organization, operating agreement or other similar organizational or governing documents of the Company or Owner, (b) violate, conflict with or result in a breach of any provision of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the termination of, or accelerate or alter in any way the performance required by or result in the creation of or give any party the right to create any Lien on any asset of the Company under any note, bond, mortgage, loan agreement, Contract, deed of trust, license, franchise, permit, instrument, lease or other agreement to which the Company, Owner or any of their respective properties may be bound, (c) violate any Law applicable to the Company, Owner or any of their respective assets or properties, or (d) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any Governmental Authority or other third party in connection with the execution, delivery and performance of this Agreement by the Company or Owner to enable the Company to conduct the Business and their operations immediately after the Closing in the same manner in which they are presently conducted.

     Section 3.4 Capitalization and Ownership. The Company's authorized, issued and outstanding capital stock and securities convertible into such stock, together with the names of each holder thereof and the number of shares held by each such holder, is set forth on Section 3.4 of the Disclosure Schedule. Except as set forth on Section 3.4 of the Disclosure Schedule, there are no securities convertible or exchangeable into or any rights of any party to acquire any capital stock of the Company. Upon consummation of the transactions contemplated hereby, Buyer will acquire good and valid title to the Interests, free and clear of all Liens. Except as set forth on Section 3.4 of the Disclosure Schedule, there are no buy/sell agreements, shareholders' or partners' agreements, subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance or voting of any equity interest of the Company. There is no person having any claim or right under any phantom interest plan, interest appreciation rights plan, phantom interest agreement or interest appreciation rights agreement or similar rights or agreements entered into or maintained by the Company. All Interests have been validly issued, have been fully paid for, and are free of preemptive or similar rights.

     Section 3.5 Books and Records. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the board of directors, and committees of the board

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of directors of the Company, and no meeting of any such stockholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing Date, all of those minute books will be in the possession of the Company.

     Section 3.6 Financial Statements. Owner has caused the Company to deliver to Buyer the audited financial statements of the Company as of December 31, 2005 (collectively referred to herein as the "Financial Statements"). The Financial Statements (i) are in accordance with the books and records of the Company and fairly present the financial position of the Company, (ii) fairly represent the results of the Company's operations as of and for the periods indicated therein, and (iii) are prepared in accordance with GAAP. Reserves are reflected on the Financial Statements against assets in amounts that have been established in accordance with the GAAP. There have been no changes in reserves since the date of the latest Financial Statements other than changes consistent with past practice.

     Section 3.7 Liabilities. The Company has no Liabilities except for (i) Liabilities reflected and reserved against on the Financial Statements, (ii) Liabilities which have arisen after the date of the Financial Statements in the ordinary course of business, including, without limitation, purchase orders,
(iii) recurring Liabilities replacing extinguished Liabilities for the same purpose and of similar amounts incurred in the ordinary course of business (such as payroll accruals, rent, utilities, property taxes and similar Liabilities), and (iv) Liabilities that are disclosed on Section 3.7 the Disclosure Schedule.

     Section 3.8 United States Accounts Receivable. All accounts receivable from sales within the United States of America of the Company that are reflected on the Financial Statements or on the accounting records of the Company as of the Closing Date (the "United States Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. To the Owner's Knowledge, unless paid prior to the Closing Date, the United States Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Financial Statements or on the accounting records of the Company as of the Closing Date (which reserves are adequate and calculated consistent with past practice). Subject to such reserves, to the Owner's Knowledge each of the United States Accounts Receivable either has been or will be collected in full, without any set-off. To the Owner's Knowledge, there is no contest, claim or right set-off, other than in the ordinary course of business, under any Contract with any obligor of a United States Accounts Receivable relating to the amount or validity of such United States Accounts Receivable.

     Section 3.9 Absence of Certain Changes or Events. Except as set forth on
Section 3.9 of the Disclosure Schedule, since December 31, 2005, there has not been (a) any change by the Company in accounting methods, principles or practices except as required by a change in GAAP, (b) to the Owner's Knowledge, any sales, disposals or encumbrances of any asset of the Company other than in the ordinary course of business, (c) to the Owner's Knowledge, any entry into

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any commitment, understanding or agreement which would require any expenditure in excess of $25,000 by the Company during the entire term thereof or which would require the expenditure of money or the acquisition of assets or the performance of services for a period of more than one year from the date thereof, (d) to the Owner's Knowledge, any payment or other discharge of any outstanding indebtedness (other than in the ordinary course of business consistent with past practice and custom) of the Company, or (e) to the Owner's Knowledge any developments or events which have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 3.10 Property, Assets.

          (a) The Company owns, or otherwise has a valid leasehold interest providing sufficient and legally enforceable rights to use, all of the assets used by it to operate its business. Such assets are sufficient in nature, quality and quantity to conduct such business as it is currently conducted.

          (b) The Company does not own any real property. With respect to each lease for all real property leased or subleased by the Company (collectively, the "Real Property"), such Company has a valid leasehold interest, free and clear of all Liens except for defects in title or Liens which do not and will not interfere with the use of such Real Property as presently used or intended by such Company to be used, or otherwise materially impair business operations at such properties or materially detract from the value of such Real Property as presently used or intended by such Company to be used. Each such lease is legal, valid and binding on and enforceable against the Company that is a party thereto and the other parties thereto and is in full force and effect.

     Section 3.11 Tax Matters.

          (a) The Company has timely filed or caused to be filed with the appropriate federal, state and local Governmental Authority all Tax Returns required to be filed with respect to or attributable to the Company and each such Tax Return is true, complete and correct in all respects. All Taxes shown to be due on such Tax Returns, all Taxes required to be paid by the Company, and all Taxes required to be withheld by or with respect to the Company have been timely paid or, if applicable, withheld and paid to the appropriate Governmental Authority. There are (i) no deficiencies or assessment of Taxes from any Governmental Authority with respect to or attributable to the Company, (ii) no ongoing audits or examinations of any of the Tax Returns relating to or attributable to the Company, and (iii) the Company has not granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes with respect to or attributable to such Company. There are no liens for Taxes on any of the assets of the Company. No claim has ever been made by any Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

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          (b) The Company is not required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period ending after the Closing as a result of any (i) change in accounting method of any Tax period ending prior to the Closing under Section 481 of the Code (or any analogous or comparable provisions of U.S. state or local Tax Law), (ii) written agreement with a Governmental Authority with regard to the Tax liability of the Company for any Tax period ending prior to the Closing, (iii) installment sale or open transaction disposition made prior to the Closing, or (iv) prepaid amount received on or prior to the Closing Date.

          (c) Owner has caused the Company to disclose all material Tax elections made by such Company to Buyer.

     Section 3.12 Contracts. With respect to each United States Contract to which the Company is a party (i) such United States Contract is legal, valid, binding and enforceable against the Company and in full force and effect as against the Company; (ii) except as set forth on Section 3.12 of the Disclosure Schedule, such United States Contract will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms as of the Closing Date immediately after giving effect to the consummation of the transactions contemplated hereby; (iii) to the Owner's Knowledge, the Company is not in breach or default and no other party is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration under such Contract; and
(iv) to the Owner's Knowledge, the Company has not repudiated any provision of such United States Contract, and no party has repudiated any provision thereof.

     Section 3.13 Intellectual Property. The Company has a valid license to use all intellectual property used in the Business, free and clear of all Liens. To the Knowledge of Owner, and based on the Owner's conversations with the management of the Company, the Company's use of such intellectual property does not infringe upon the rights owned or controlled by any third party and, to the Knowledge of Owner, no third party is infringing upon any such intellectual property.

     Section 3.14 Employee Benefits.

          (a) Section 3.14 of the Disclosure Schedule sets forth a true and complete list of each Employee Benefit Plan.

          (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all Employee Benefit Plans comply in all material respects with the requirements of ERISA, the Code and any other applicable laws that govern such Employee Benefit Plans, and all Employee Benefit Plans have been administered in compliance with their terms. With respect to the Employee Benefit Plans, all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year.

          (c) Neither the Company nor, to the Knowledge of Owner, any of the Company's security holders, officers or employees has committed any breach of the fiduciary responsibilities imposed by either ERISA or any other applicable

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Law with respect to the Employee Benefit Plans which would subject either
Company, Buyer or any of their respective officers, members, managers or employees to any liability under ERISA or any applicable Law. No litigation, arbitration or governmental proceedings or investigations (other than those relating to routine claims for benefits) are either pending or, to the Knowledge of Owner, threatened with respect to any Employee Benefit Plan.

          (d) The Company has not incurred any liability for any tax or civil penalty or any disqualification of any Employee Benefit Plan imposed by Sections 4980B or 4975 of the Code or Parts 6 and 7 of Title I or Section 502(i) of ERISA.

          (e) The consummation of the transaction contemplated by this Agreement will not (i) result in any material payment becoming due pursuant to an Employee Benefit Plan to any current or former officer, employee or other service provider of the Company or (ii) accelerate the vesting or timing of payment of any material benefits or compensation that are payable pursuant to any Employee Benefit Plan.

     Section 3.15 Environmental Compliance.

          (a) To the Knowledge of Owner, the Company has complied and is in compliance with, and the Real Property and all improvements thereon are in compliance with, all Environmental Laws. To the Knowledge of Owner, the Company does not have any liability, known or unknown, contingent or absolute, under any Environmental Law. There are no pending or, to the Knowledge of Owner, threatened Environmental Claims, and neither the Company nor any officer, member, or security holder has directly or indirectly received any notice of any Environmental Claim from any Governmental Authority or any other person or entity or knows or suspects any fact(s) which might reasonably form the basis for any such Environmental Claim.

          (b) The Real Property contains no underground improvements, including but not limited to treatment or storage tanks, or underground piping associated with such tanks, used currently or in the past for the management of Hazardous Materials, and no portion of the Real Property is or has been used as a dump or landfill or consists of or contains filled in land or wetlands. There has been no Release of Hazardous Materials at, on, under, or from the Real Property by the Company.



     Section 3.16 Compliance with Laws; Governmental Authorizations.

          (a) Except as set forth in Section 3.16(a) of the Disclosure Schedule, the Company is, and to the Knowledge of the Owner at all times has been, in full compliance with all United States Laws applicable to the Company in the United States of America or to the conduct or operation of the Company's business or the ownership or use of any of the Company's assets, and no action, suit, proceeding, hearing, investigation, charge, compliant, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the Company, the conduct or operation of the Company's business, or the ownership or use of any of the Company's assets. This Section 3.16(a) does not relate to tax matters related to the Company, which are instead subject to
Section 3.10, to employee benefit matters related to the Company, which are instead subject to Section 3.14, or to environmental matters related to the Company, which are instead subject to Section 3.15.

          (b) To the Owner's Knowledge, the Company holds all United States Governmental Authorizations necessary to conduct its business in the United States of America as presently conducted, except for those the absence of which would not reasonably expect to have a material adverse effect on the Company, the conduct or operation of the Company's business, or the ownership or use of any of the Company's assets. Each such United States Governmental Authorization is set forth on Section 3.16(b) of the Disclosure Schedule. The Company is not in default, nor has it received any notice of any claim of default, with respect to any such United States Governmental Authorizations.

     Section 3.17 Inventory. To the Owner's Knowledge, all inventory of the Company, whether or not reflected in the Financial Statements, consists of a quality and quantity usable and sellable in the ordinary course of business except for obsolete items and items of below-standard quality, all of which have been returned to vendor, written off or written down to net realizable value in the Financial Statements or on the accounting records of the Company as of the Closing Date, as the case may be. To the Owner's Knowledge, all inventories not written off have been priced at the lower of cost or net realized value on a first in, first out basis. To the Owner's Knowledge, the quantities of each item of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable in the present circumstances of the Company.



     Section 3.18 Insurance

          (a) To the Owner's Knowledge, the Company has in full force and effect such insurance policies as are customary in its industry (including coverage, deductibles and ceilings that are reasonable and customary in the industry). With respect to each insurance policy, to the Owner's Knowledge the policy is valid, binding, enforceable and shall remain in full force and effect immediately after the Closing.

          (b) Except as set forth on Section 3.18(b) of the Disclosure Schedule, to the Owner's Knowledge (i) the Company has not received any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder; (ii) the Company has paid all premiums due, and has otherwise performed all of its respective obligations, under each policy to which the Company is a party or that provides coverage to the Company; and (iii) the Company has given notice to the insurer of all claims that may be insured thereby.

     Section 3.19 Litigation. To the Owner's Knowledge, all Litigation pending, or threatened, planned or reasonably probable against the Company, the Business of the Company, or the assets owned or used by the Company is set forth on
Section 3.19 of the Disclosure Schedule.

     Section 3.20 Brokers' Fees. Owner does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

     Section 3.21 Related Persons. Except as set forth in Section 3.21 of the Disclosure Schedule, neither the Company nor any related person or entity of the Company is a party to any Contract with, or has any claim or right against, the Company.


                                   ARTICLE IV
                                   ----------
                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     Buyer represents and warrants to Owner as follows:

     Section 4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Ireland.

     Section 4.2 Authorization, Etc. Buyer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. Buyer has duly approved and authorized the execution and delivery of this Agreement and the documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings on the part of Buyer are necessary to approve and authorize the execution, delivery and performance by Buyer of this Agreement and the documents and instruments contemplated hereby and the consummation by Buyer of the transactions contemplated hereby and thereby. This Agreement constitutes a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

     Section 4.3 No Approvals or Conflicts. Neither the execution, delivery or performance by Buyer of this Agreement nor the consummation by Buyer of the transactions contemplated hereby will (a) violate, conflict with or result in a breach of any provision of the certificate of incorporation or by-laws or other organizational documents of Buyer; (b) violate, conflict with or result in a breach of any provision of, or constitute (with or without notice or lapse of time or both) a default under, or result in the termination of, or accelerate or alter in any material way the performance required by or result in the creation of or give any party the right to create any Lien on any of the assets or properties of the Buyer under, any note, bond, mortgage, loan agreement, deed of trust, license, franchise, permit or other instrument, agreement or contract to which Buyer or any of its properties may be bound; (c) violate any Law applicable to Buyer or any of its assets or properties; or (d) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental authority or other third party in connection with the execution, delivery and performance of this Agreement by Buyer.

     Section 4.4 Broker's Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Owner could become liable or obligated.

                                    ARTICLE V
                                    ---------
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     Company represents and warrants to Buyer as follows:

     Section 5.1 Accounts Receivable. All accounts receivable of the Company that are reflected on the Financial Statements or on the accounting records of the Company as of the Closing Date (the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Financial Statements or on the accounting records of the Company as of the Closing Date (which reserves are adequate and calculated consistent with past practice). Subject to such reserves, each of the Accounts Receivable either has been or will be collected in full, without any set-off. To the Company's Knowledge, there is no contest, claim or right set-off, other than returns in the ordinary course of business, under any Contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable.

     Section 5.2 Inventory. All inventory of the Company, whether or not reflected in the Financial Statements, consists of a quality and quantity usable and sellable in the ordinary course of business except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the Financial Statements or on the accounting records of the Company as of the Closing Date, as the case may be. All inventories not written off have been priced at the lower of cost or net realized value on a first in, first out basis. The quantities of each item of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable in the present circumstances of the Company.

     Section 5.3 Absence of Certain Changes or Events. Except as set forth on
Section 5.3 of the Disclosure Schedule, since December 31, 2005, there has not been (a) any change by the Company in accounting methods, principles or practices except as required by a change in GAAP, (b) any sales, disposals or encumbrances of any asset of the Company other than in the ordinary course of business, (c) any entry into any commitment, understanding or agreement which would require any expenditure in excess of $25,000 by the Company during the entire term thereof or which would require the expenditure of money or the acquisition of assets or the performance of services for a period of more than one year from the date thereof, (d) any payment or other discharge of any outstanding indebtedness (other than in the ordinary course of business consistent with past practice and custom) of the Company, or (e) any developments or events which have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 5.4 Contracts. With respect to each Contract to which the Company is a party (i) such Contract is legal, valid, binding and enforceable against the Company and in full force and effect as against the Company; (ii) except as set forth on Section 5.4 of the Disclosure Schedule, such Contract will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms as of the Closing Date immediately after giving effect to the consummation of the transactions contemplated hereby; (iii) the Company is not in breach or default and, to the Knowledge of the Company, no other party is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration under such Contract; and (iv) the Company has not repudiated any provision of such Contract, and to the Knowledge of the Company, no party has repudiated any provision thereof.

     Section 5.5 Insurance

          (a) The Company has in full force and effect such insurance policies as are customary in its industry (including coverage, deductibles and ceilings that are reasonable and customary in the industry), each of which is set forth on Section 5.5(a) of the Disclosure Schedule. With respect to each insurance policy, the policy is valid, binding, enforceable and shall remain in full force and effect immediately after the Closing.

          (b) Section 5.5(b) of the Disclosure Schedule sets forth the loss experience for the last two policy years under each insurance policy set forth on Section 5.5(a) of the Disclosure Schedule, which has been provided to the Company by each respective insurer and is materially true and correct.

          (c) Except as set forth on Section 5.5(c) of the Disclosure Schedule,
(i) the Company has not received any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder; (ii) the Company has paid all premiums due, and has otherwise performed all of its respective obligations, under each policy to which the Company is a party or that provides coverage to the Company; and (iii) to the Knowledge of the Company, the Company has given notice to the insurer of all claims that may be insured thereby.

     Section 5.6 Compliance with Laws; Governmental Authorizations.

          (a) Except as set forth in Section 5.6(a) of the Disclosure Schedule, the Company is, and at all times has been, in full compliance with all Laws applicable to the Company or to the conduct or operation of the Company's business or the ownership or use of any of the Company's assets, and no action, suit, proceeding, hearing, investigation, charge, compliant, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the Company, the conduct or operation of the Company's business, or the ownership or use of any of the Company's assets.

          (b) The Company holds all Governmental Authorizations necessary to conduct its business as presently conducted, except for those the absence of which would not reasonably expect to have a material adverse effect on the Company, the conduct or operation of the Company's business, or the ownership or use of any of the Company's assets. Each such Governmental Authorization is set forth on Section 5.6(b) of the Disclosure Schedule. The Company is not in default, nor has it received any notice of any claim of default, with respect to any such Governmental Authorizations.

     Section 5.7 Related Persons. Except as set forth in Section 5.7 of the Disclosure Schedule, neither the Company nor any related person or entity of the Company is a party to any Contract with, or has any claim or right against, the Company.

     Section 5.8 Intellectual Property. The Company owns, or has a valid license to use, all intellectual property used in the Business free and clear of all Liens. The Company's use of such intellectual property does not infringe upon the rights owned or controlled by any third party and, to the Knowledge of the Company, no third party is infringing upon any such Company intellectual property.

     Section 5.9 Litigation. All Litigation pending, or, to the Knowledge of the Company, threatened, planned or reasonably probable against the Company, the Business of the Company, or the assets owned or used by the Company is set forth on Section 5.9 of the Disclosure Schedule.

     Section 5.10 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has no Subsidiaries nor any ownership interest in any corporation, limited liability company, joint venture, partnership or other entity. The Company has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign entity in good standing in the jurisdictions in which the ownership, lease or operation of its property or the conduct of its business requires such qualification.

     Section 5.11 Authorization, Etc. Company has full power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. Except as set forth on Section 5.11 of the Disclosure Schedule, no proceedings, approvals or other action on the part of Company is necessary to approve and authorize the execution, delivery and performance by Company of this Agreement and the documents and instruments contemplated hereby or the consummation by Company of the transactions contemplated hereby or thereby. This Agreement constitutes a legal, valid and binding agreement of Company enforceable against Company in accordance with its terms.

     Section 5.12 No Approvals or Conflicts. Except as set forth on Section 5.12 of the Disclosure Schedule, neither the execution, delivery nor performance by Company of this Agreement nor the consummation by Company of the transactions contemplated hereby will (a) violate, conflict with or result in a breach of any provision of the articles of incorporation, by-laws, articles of organization, operating agreement or other similar organizational or governing documents of the Company, (b) violate, conflict with or result in a breach of any provision of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the termination of, or accelerate or alter in any way the performance required by or result in the creation of or give any party the right to create any Lien on any asset of the Company under any note, bond, mortgage, loan agreement, Contract, deed of trust, license, franchise, permit, instrument, lease or other agreement to which the Company or any of its properties may be bound, (c) violate any Law applicable to the Company or any of its assets or properties, or (d) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any Governmental Authority or other third party in connection with the execution, delivery and performance of this Agreement by the Company to enable the Company to conduct the Business and their operations immediately after the Closing in the same manner in which they are presently conducted.

     Section 5.13 Capitalization and Ownership. The Company's authorized, issued and outstanding capital stock and securities convertible into such stock, together with the names of each holder thereof and the number of shares held by each such holder, is set forth on Section 5.13 of the Disclosure Schedule. Except as set forth on Section 5.13 of the Disclosure Schedule, there are no securities convertible or exchangeable into or any rights of any party to acquire any capital stock of the Company. Upon consummation of the transactions contemplated hereby, Buyer will acquire good and valid title to the Interests, free and clear of all Liens. Except as set forth on Section 5.13 of the Disclosure Schedule, there are no buy/sell agreements, shareholders' or partners' agreements, subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance or voting of any equity interest of the Company. There is no person having any claim or right under any phantom interest plan, interest appreciation rights plan, phantom interest agreement or interest appreciation rights agreement or similar rights or agreements entered into or maintained by the Company. All Interests have been validly issued, have been fully paid for, and are free of preemptive or similar rights.

     Section 5.14 Books and Records. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the board of directors, and committees of the board of directors of the Company, and no meeting of any such stockholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing Date, all of those minute books will be in the possession of the Company.

     Section 5.15 Financial Statements. The Company has delivered to Buyer the Financial Statements. The Financial Statements (i) are in accordance with the books and records of the Company and fairly present the financial position of the Company, (ii) fairly represent the results of the Company's operations as of and for the periods indicated therein, and (iii) are prepared in accordance with GAAP. Reserves are reflected on the Financial Statements against assets in amounts that have been established in accordance with the GAAP. There have been no changes in reserves since the date of the latest Financial Statements other than changes consistent with past practice.

     Section 5.16 Liabilities. The Company has no Liabilities except for (i) Liabilities reflected and reserved against on the Financial Statements, (ii) Liabilities which have arisen after the date of the Financial Statements in the ordinary course of business, including, without limitation, purchase orders,
(iii) recurring Liabilities replacing extinguished Liabilities for the same purpose and of similar amounts incurred in the ordinary course of business (such as payroll accruals, rent, utilities, property taxes and similar Liabilities), and (iv) Liabilities that are disclosed on Section 5.16 the Disclosure Schedule.

     Section 5.17 Property, Assets.

          (a) The Company owns, or otherwise has a valid leasehold interest providing sufficient and legally enforceable rights to use, all of the assets used by it to operate its business. Such assets are sufficient in nature, quality and quantity to conduct such business as it is currently conducted.

          (b) The Company does not own any real property. With respect to the Real Property, such Company has a valid leasehold interest, free and clear of all Liens except for defects in title or Liens which do not and will not interfere with the use of such Real Property as presently used or intended by such Company to be used, or otherwise materially impair business operations at such properties or materially detract from the value of such Real Property as presently used or intended by such Company to be used. Each such lease is legal, valid and binding on and enforceable against the Company that is a party thereto and the other parties thereto and is in full force and effect.

     Section 5.18 Tax Matters.

          (a) The Company has timely filed or caused to be filed with the appropriate federal, state and local Governmental Authority all Tax Returns required to be filed with respect to or attributable to the Company and each such Tax Return is true, complete and correct in all respects. All Taxes shown to be due on such Tax Returns, all Taxes required to be paid by the Company, and all Taxes required to be withheld by or with respect to the Company have been timely paid or, if applicable, withheld and paid to the appropriate Governmental Authority. There are (i) no deficiencies or assessment of Taxes from any Governmental Authority with respect to or attributable to the Company, (ii) no ongoing audits or examinations of any of the Tax Returns relating to or attributable to the Company, and (iii) the Company has not granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes with respect to or attributable to such Company. There are no liens for Taxes on any of the assets of the Company. No claim has ever been made by any Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

          (b) The Company is not required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period ending after the Closing as a result of any (i) change in accounting method of any Tax period ending prior to the Closing under Section 481 of the Code (or any analogous or comparable provisions of U.S. state or local Tax Law), (ii) written agreement with a Governmental Authority with regard to the Tax liability of the Company for any Tax period ending prior to the Closing, (iii) installment sale or open transaction disposition made prior to the Closing, or (iv) prepaid amount received on or prior to the Closing Date.

          (c) The Company has disclosed all material Tax elections made by Company to Buyer.

     Section 5.19 Employee Benefits.

          (a) Section 5.19 of the Disclosure Schedule sets forth a true and complete list of each Employee Benefit Plan.

          (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all Employee Benefit Plans comply in all material respects with the requirements of ERISA, the Code and any other applicable laws that govern such Employee Benefit Plans, and all Employee Benefit Plans have been administered in compliance with their terms. With respect to the Employee Benefit Plans, all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year.

          (c) Neither the Company nor, to the Knowledge of Company, any of the Company's security holders, officers or employees has committed any breach of the fiduciary responsibilities imposed by either ERISA or any other applicable Law with respect to the Employee Benefit Plans which would subject either Company, Buyer or any of their respective officers, members, managers or employees to any liability under ERISA or any applicable Law. No litigation, arbitration or governmental proceedings or investigations (other than those relating to routine claims for benefits) are either pending or, to the Knowledge of Company, threatened with respect to any Employee Benefit Plan.

          (d) The Company has not incurred any liability for any tax or civil penalty or any disqualification of any Employee Benefit Plan imposed by Sections 4980B or 4975 of the Code or Parts 6 and 7 of Title I or Section 502(i) of ERISA.

          (e) The consummation of the transaction contemplated by this Agreement will not (i) result in any material payment becoming due pursuant to an Employee Benefit Plan to any current or former officer, employee or other service provider of the Company or (ii) accelerate the vesting or timing of payment of any material benefits or compensation that are payable pursuant to any Employee Benefit Plan.

     Section 5.20 Environmental Compliance.

          (a) The Company has complied and is in compliance with, and the Real Property and all improvements thereon are in compliance with, all Environmental Laws. To the Knowledge of Company, the Company does not have any liability, known or unknown, contingent or absolute, under any Environmental Law. There are no pending or, to the Knowledge of Company, threatened Environmental Claims, and neither the Company nor any officer, member, or security holder has directly or indirectly received any notice of any Environmental Claim from any Governmental Authority or any other person or entity or knows or suspects any fact(s) which might reasonably form the basis for any such Environmental Claim.

          (b) The Real Property contains no underground improvements, including but not limited to treatment or storage tanks, or underground piping associated with such tanks, used currently or in the past for the management of Hazardous Materials, and no portion of the Real Property is or has been used as a dump or landfill or consists of or contains filled in land or wetlands. There has been no Release of Hazardous Materials at, on, under, or from the Real Property by the Company.

     Section 5.21 Brokers' Fees. Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

                                   ARTICLE VI
                                   ----------

                            COVENANTS OF THE PARTIES
                            ------------------------

     Section 6.1 Further Assurances; Access to Properties and Information. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents or instruments necessary or convenient to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence its rights hereunder. Owner shall use its best efforts to complete the transactions contemplated by this Agreement as promptly as practicable. Each party will promptly notify the other party of any information delivered to or obtained by such party which would prevent the consummation of the transactions contemplated by this Agreement, or would indicate a breach of the representations or warranties of any of the parties to this Agreement or as to which any party intends to seek indemnity under any of the terms of this Agreement. Additionally, Owner shall from time to time furnish, or cause to be furnished, to Buyer, such financial, tax and operating data and other available information with respect to the Company and its assets, properties, employees, businesses and operations as Buyer shall from time to time reasonably request.

     Section 6.2 Consents. The parties agree to cooperate with each other and with any and all third parties in obtaining all consents (including such permits or authorizations as may be required by any regulatory authority), assignments and terminations necessary or desirable to effect the transactions contemplated hereby.

     Section 6.3 Expenses. Each party agrees to pay its own expenses incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect.

     Section 6.4 Taxes. The Company assumes responsibility for and agrees to promptly pay any and all Taxes of any kind of the Company incurred prior to the Closing or relating to any action or inaction of the Company occurring prior to the Closing, including Taxes of Owner attributable to the income of the Company.

     Section 6.5 Allocation of Income, Gain, Loss, Deduction or Credit. For purposes of this Agreement, the amount of income, gain, loss, deduction or credit attributable to the Interests shall be determined based upon a hypothetical closing of the taxable year on such Closing Date with the Closing Date being included in the post-Closing portion of such allocation.

     Section 6.6 Post-Closing Assistance. Following the Closing, each of Owner and Buyer shall, as reasonably requested by the other party: (a) assist the other party in preparing any Tax Returns, financial statements, and governmental reports (including, without limitation, reports filed with the Securities and Exchange Commission) relating to the Company which such other party is responsible for preparing and filing; (b) cooperate fully in preparing for any audit of, or dispute with taxing authorities regarding, and any judicial or administrative proceeding relating to, liability for Taxes, in the preparation or conduct of Litigation or investigation of claims, and in connection with the preparation of financial statements or other documents to be filed with any Governmental Authority, in each case with respect to the Company; (c) make available to the other and to any Governmental Authority as reasonably requested all information, records, and documents relating to Taxes relating to the Company (at the cost and expense of the requesting party), (d) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments relating to the Company for taxable periods for which the other party is responsible; (e) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any Tax periods for which the other is responsible.

     Section 6.7 Payments to the Company. Following the Closing, Owner hereby agrees that it will, within forty-eight (48) hours of receipt of the Purchase Price, pay the Company all amounts Owner owes to the Company.

     Section 6.8 Insurance. Immediately following the Closing, Owner shall transfer to Buyer its interest in the $2,000,000 life insurance policy, policy number 48 234 074, it has taken out on Gregory E. Raskin, and Buyer hereby agrees to assume all obligations of Owner under such policy.

                                   ARTICLE VII
                                   -----------

                                   CONDITIONS
                                   ----------

     Section 7.1 Conditions to Buyer's Obligations. Buyer's obligations hereunder are subject to fulfillment at or prior to the Closing of each of the following conditions.

          (a) Representations, Warranties and Covenants of Owner. The representations and warranties of Owner contained in Section 3.15 of this Agreement shall be true and correct in all respects as of the Closing Date. With respect to all representations and warranties of Owner other than those contained in Section 3.15 of this Agreement (collectively, the "Other Representations"), Owner will indemnify Buyer in accordance with Section 8.2(a) hereof, and any inaccuracy as of the Closing Date in those Other Representations cannot be used by Buyer to prevent the Closing.

          (b) Owner's Certificate. Buyer shall have received a certificate signed by the Chief Executive Officer of Owner, dated the Closing Date, certifying that the statements set forth in Section 7.1(a) are true as of the Closing Date (the "Owner's Certificate").

          (c) Release. Buyer shall have received a release in the form of Exhibit B attached hereto and signed by the Chief Executive Officer of Owner, dated as of the Closing Date (the "Release").

          (d) Absence of Litigation or Investigation. No action, suit or proceeding before any court or governmental body or authority, which would prohibit the transactions contemplated hereby, shall have been instituted or threatened on or before the Closing Date, nor shall any governmental investigation have been initiated which might reasonably be expected to lead to such litigation or proceeding.

          (e) Consent. The shareholders of Owner shall have approved the consummation of the transactions contemplated by this Agreement.

     Section 7.2 Conditions to Owner's Obligations. The obligations of Owner hereunder are subject to the fulfillment or satisfaction on and as of the Closing Date of each of the following conditions.

          (a) Representations, Warranties and Covenants of Buyer. All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and Buyer shall have performed and satisfied all covenants, conditions and agreements required or contemplated by this Agreement to be performed and satisfied by it on or prior to the Closing.

          (b) Absence of Litigation or Investigation. No action, suit or proceeding, before any court or governmental body or authority, which would materially and adversely affect the transactions contemplated hereby, shall have been instituted or threatened on or before the Closing date, nor shall any governmental investigation have been initiated which might reasonably be expected to lead to such litigation or proceeding.

          (c) Buyer's Certificate. Owner shall have received a certificate signed by an officer of the Buyer, dated the Closing Date, certifying that the statements set forth in Section 7.2(a) are true as of the Closing Date (the "Buyer's Certificate").

          (d) Closing Consideration. The Escrow Agent shall have delivered to Owner the Purchase Price.

          (e) Consents and Terminations. The shareholders of Owner shall have approved the consummation of the transactions contemplated by this Agreement.


                                  ARTICLE VIII
                                  ------------

                                 INDEMNIFICATION
                                 ---------------

         Section 8.1       Survival of Representations and Warranties.

          (a) Each of the representations and warranties made by Buyer in this Agreement shall terminate on December 31, 2007. Each of the representations and warranties made by Owner in this Agreement shall terminate on December 31, 2007. Each of the representations and warranties made by the Company in this Agreement shall terminate on December 31, 2007.

          (b) In the event notice of any Claim for indemnification under Section
8.2 hereof shall have been given within the applicable survival period, the representations and warranties that are the subject of such indemnification Claim shall survive until such time as such Claim is finally resolved. The covenants and agreements of the parties set forth in this Agreement and the indemnification obligations of the parties hereunder shall survive according to the terms set forth herein.

     Section 8.2 Indemnification by Owner, Buyer and the Company.

          (a) Subject to the other provisions of this Article VIII, Owner shall indemnify, defend and hold harmless the Buyer Indemnified Parties from and against any and all costs, expenses, losses, damages and liabilities (including attorneys' fees and expenses) suffered by any of the Buyer Indemnified Parties (the "Buyer Damages") to the extent resulting from, arising out of, or incurred with respect to, or (in the case of claims asserted against any of the Buyer Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (i) any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of

Owner contained in this Agreement, (ii) any breach of any covenant of Owner contained in this Agreement, and (iii) any product shipped by the Company to a customer prior to the Closing Date, limited to the total amount covered under such product's warranty, if any. Notwithstanding anything to the contrary in this Agreement, Owner shall not indemnify, defend or hold harmless the Buyer Indemnified Parties from and against any Buyer Damages resulting from, arising out of or having been incurred with respect to any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of the Company contained in this Agreement.

          (b) Subject to the other provisions of this Article VIII, Buyer shall indemnify, defend and hold harmless the Seller Indemnified Parties from and against any and all costs, expenses, losses, damages and liabilities (including attorneys' fees and expenses) suffered by the Seller Indemnified Parties (the "Seller Damages") to the extent resulting from, arising out of, or incurred with respect to, or (in the case of claims asserted against the Seller Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to (i) any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of Buyer contained in this Agreement, (ii) any breach of any covenant of Buyer contained in this Agreement, and (iii) all costs, Liabilities, Taxes and expenses incurred by the Company after the Closing that relate to the activities of the Company after Closing.

          (c) Owner shall not have any liability under this Agreement (for indemnification under this Article VIII or otherwise) until the total of all Buyer Damages with respect to such matters exceeds three percent (3%) of the Purchase Price (the "Basket"), after which Owner shall be liable for the amount of all Buyer Damages in excess of the amount of the Basket. The aggregate liability of Owner under this Agreement (for indemnification under this Article VIII or otherwise) shall in no event exceed thirty percent (30%) of the Purchase Price.

          (d) The Company shall indemnify the Buyer Indemnified Parties, subject to the provisions of Sections 8.1 and 8.3, from and against any and all Buyer Damages to the extent resulting from, arising out of, or incurred with respect to, or (in the case of claims asserted against any of the Buyer Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (i) any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of the Company contained in this Agreement, and (ii) any breach of any covenant of the Company contained in this Agreement.

     Section 8.3 Notice and Resolution of Claim.

          (a) An indemnified party under this Agreement shall promptly give written notice to the indemnifying party after obtaining knowledge of any third party claim or litigation against the indemnified party as to which recovery may be sought against the indemnifying party because of the indemnity set forth in
Section 8.2, specifying in reasonable detail the claim or litigation and the basis for indemnification; provided, however, that the failure of the indemnified party promptly to notify the indemnifying party of any such matter shall not release the indemnifying party, in whole or in part, from its obligations under this Article VII except to the extent the indemnified party's failure to so notify in breach of this paragraph (a) materially prejudices the indemnifying party's ability to defend against such third party claim or litigation (including but not limited to any prejudice to the indemnifying party's rights under any applicable insurance policy). The indemnified party shall permit the indemnifying party to assume the defense of any such claim, litigation or any litigation resulting from such third party claim.

          (b) If the indemnifying party assumes the defense of any such third party claim or litigation, the obligations of the indemnifying party under this Agreement shall include taking all steps necessary in the investigation, defense or settlement of such claim or litigation (including the retention of legal counsel) and holding the indemnified party harmless from and against any and all losses caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or litigation. Except with the written consent of the indemnified party (which consent will not be unreasonably withheld or delayed), the indemnifying party shall not, in the defense of such claim or litigation, consent to entry of any judgment (i) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a complete release from all liability in respect of such claim or litigation, or (ii) the effect of which is to permit any injunction, declaratory judgment, other order or other equitable relief to be entered, directly or indirectly, against any indemnified party. The indemnifying party shall permit the indemnified party to participate in such defense or settlement through counsel chosen by the indemnified party, with the fees and expenses of such counsel borne by the indemnified party.

          (c) Failure by the indemnifying party to notify the indemnified party of its election to assume the defense of any such claim or litigation by a third party (i) within thirty (30) days after notice thereof has been given to the indemnifying party or (ii) five (5) days prior to the date on which any response is due in connection with such claim or litigation, whichever comes first, shall be deemed a waiver by the indemnifying party of its right to assume the defense of such claim or litigation. If the indemnifying party does not assume the defense of such claim or litigation by a third party, the indemnified party may defend or settle such claim or litigation in such manner as the indemnified party may deem appropriate and may settle such claim or litigation on such terms as it may deem appropriate.

                                   ARTICLE IX
                                   ----------
                             [Intentionally Deleted]

                                    ARTICLE X
                                    ---------
                                  MISCELLANEOUS

     Section 10.1 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile, provided, however that the facsimile is promptly followed by telephone confirmation thereof to the appropriate person at the address set forth below, or at such other address as may be designated in writing hereafter, in the same manner, by such person.

                  To Owner:

                           ARC Wireless Solutions, Inc.
                           10601 West 48th Avenue
                           Wheat Ridge, Colorado, 80033-2660
                           Telephone:  (303) 421-4063
                           Facsimile:  (303) 424-5085
                           Attention:  Randall P. Marx
                                       Chief Executive Officer

                  with a copy to:

                           Patton Boggs LLP
                           1660 Lincoln Street, Suite 1900
                           Denver, Colorado  80264
                           Telephone:  (303) 830-1776
                           Facsimile:  (303) 894-9239
                           Attention:  Alan Talesnick, Esq.

                  To Buyer:

                           Bluecoral Limited
                           RSM House
                           Herbert Street
                           Dublin 2, Ireland

                  with a copy to:

                           Watkins, Bates & Carey
                           405 Madison Avenue, Suite 1900
                           Toledo, OH 43604-1207
                           Telephone:  (419) 241-2100
                           Facsimile:  (419) 787-9582
                           Attention:  John M. Carey, Esq.

                  To the Company:

                           Winncom Technologies Corp.
                           30700 Carter Street, Suite A
                           Solon, OH 44139
                           Attention:  Gregory Raskin
                  with a copy to (if prior to the Closing Date):

                           ARC Wireless Solutions, inc.
                           10601 West 48th Avenue
                           Wheat Ridge, CO 80033-2660
                           Telephone: (303) 421-4063
                           Facsimile:  (303) 424-5005
                           Attention:  Randall P. Marx

                  with a copy to (if after the Closing Date):

                           Watkins, Bates & Carey
                           405 Madison Avenue, Suite 1900
                           Toledo, OH 43604-1207
                           Telephone:  (419) 241-2100
                           Facsimile:  (419) 787-9582
                           Attention:  John M. Carey, Esq.

                           Any such notice shall be deemed delivered (a) on the
date delivered if by personal delivery, (b) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as a not deliverable, as the case may be, if mailed by registered or certified mail, (c) on the next succeeding Business Day if sent by national courier service, or (d) on the date telecommunicated if by telecopier if confirmed by telephone confirmation.

     Section 10.2 Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Owner, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 10.3 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

     Section 10.4 Entire Agreement. This Agreement (including all Disclosure Schedules and Exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

     Section 10.5 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer and Owner or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     Section 10.6 Expense. All costs and expenses incurred by Buyer in connection with this Agreement and the transactions contemplated hereby shall be borne by Buyer, and all costs and expenses incurred by Owner or otherwise in connection with this Agreement, including but not limited to any and all expenses of Owner relating to the receipt of the consent of the shareholders of Owner, shall be borne by Owner.

     Section 10.7 Governing Law; Jurisdiction; Service of Process. This Agreement shall be construed under and governed by the laws of the State of Colorado, its rules of conflict of laws notwithstanding.

     Section 10.8 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 10.9 Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                            BLUECORAL LIMITED



                                            By:  /s/  Marcus Hugelshofer
                                               --------------------------------
                                            Name:     Marcus Hugelshofer
                                            Title:    Director




                                            ARC WIRELESS SOLUTIONS, INC.



                                            By:  /s/  Randall P. Marx
                                               --------------------------------
                                            Name:     Randall P. Marx
                                            Title:    Chief Executive Officer


                                            WINNCOM TECHNOLOGIES CORP.



                                            By:  /s/  Gregory E. Raskin
                                               --------------------------------
                                            Name:     Gregory E. Raskin
                                            Title:    Chief Executive Officer
                                                      of Winncom